Exhibit 10.45.1

                               ASSIGNMENT OF LEASE
                               AND OWNER'S CONSENT


     Agreement made this 13th day of June 1996 between ESMOR, INC., a corporation of the State of Delaware located at 1819 Main Street, Suite 1000, Sarasota, Florida 34236 (hereinafter "Esmor"), and CORRECTIONS CORPORATION OF AMERICA, a corporation of the State of Delaware located at 102 Woodmont Boulevard, Nashville, Tennessee 37205 (hereinafter "CCA").

                                    RECITALS

     Esmor entered into a lease (hereinafter the "Lease") as Tenant, on December 15, 1993, effective December 15, 1993, with Elberon Development Co. of 235 Birchwood Avenue, Cranford, New Jersey 07016 (hereinafter "Elberon") with respect to premises 625 Evans Street, Elizabeth, New Jersey (a portion of Block 8, Lot 428-Y-11 on the Tax Map of the City of Elizabeth), a true copy of the Lease being attached hereto and incorporated herein as Exhibit A. Esmor desires to assign and CCA desires to assume, the rights, duties and liabilities of Esmor as Tenant under the Lease. Elberon, as Owner under the Lease, is willing to consent to the assignment by Esmor to CCA of all of Esmor's rights, title and interest as Tenant under the Lease and to the assumption by CCA of all obligations under the Lease, except as to the deposit security as provided in paragraph 24 of the Lease which matter is otherwise herein provided for.

     NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     (1) Esmor does hereby assign, transfer and set over to CCA all of its rights, title and interest as Tenant under the Lease except as to the deposit security provided in paragraph 24 of the Lease, the subject of a separate Agreement between Elberon and Esmor.

     (2) CCA herewith deposits with Elberon security in the amount of Fifty One Thousand Four Hundred Nine and 04/100 Dollars ($51,409.04) to be held and applied by Elberon as provided in paragraph 24 of the Lease and hereby assumes each and every other Lease obligation and agrees to perform and discharge these obligations in full and timely accordance with all of their terms. -CCA performance of the Lease obligations

ATTEST:                                        ESMOR, INC.


Aaron Speisman                                 James F. Slattery
Secretary                                      President

ATTEST:


Secretary                                      CORRECTIONS CORP OF AMERICA.



By:                                            Chairman & CEO






                                CONSENT OF OWNER

     Elberon, as Owner under the Lease, effective upon receipt of the sum of Fifty One Thousand Four Hundred Nine and 04/100 Dollars ($51,409.04) security from CCA as above provided, consents to the assignment by Esmor of Esmor's rights, title and interest as Tenant under the Lease to CCA and to the assumption by CCA of all obligations under the Lease.

     This consent to the assignment and assumption shall not be deemed a release of Esmor from any liability or responsibility under the Lease incurred or existing either prior to, as of the date of this consent or subsequent thereto, any such release to be the subject of a separate independent agreement with Esmor.

     Excepting only as above provided with respect to deposit security (paragraph 24 of the Lease), no provision of this consent alters or modifies any of the terms and conditions of the Lease, including the requirement that the written consent of Owner be obtained with respect to any future assignment of the Lease.


WITNESS:                                 ELBERON DEVELOPMENT CO.

                                         By:  Anne E. Estabrook
Dated: June 12 1996

                                    AGREEMENT

     Agreement made this 12th day of June 1996, between Elberon Development Co. of 235 Birchwood Avenue, Cranford, New Jersey 0701 6 (hereinafter "Owner") and Esmor, Inc., a Delaware Corporation of 1819 Main Street, Suite 1000, Sarasota, Florida 34236 (hereinafter "Tenant").

                                    RECITALS

     Owner and Tenant entered into a lease covering premises 625 Evans Street, Elizabeth, New Jersey, dated December 13, 1993, effective December 15, 1993 (hereinafter the "Lease"), which Lease Tenant desires to assign to Corrections Corporation of America (hereinafter "CCA"), CCA to deposit with Owner new security to be held and applied as provided in paragraph 24 of the Lease. All other obligations of Tenant under the Lease also to be assumed by CCA.

     Owner is willing to release Tenant from future performances of Lease obligations and to refund the security heretofore deposited by Tenant in accordance with paragraph 24 of the Lease but only upon the terms and conditions herein set forth.

     For  valuable   consideration,   Owner  will  release  Tenant  from  future
performances of Lease obligations and return the $47,454.50 security within thirty (30) days after:

     1. the receipt by Owner of replacement security from CCA;

     2. the payment in full to Owner by Tenant of all outstanding invoices;

     3. the receipt by Owner from Tenant of a true copy of its application for a Letter of Non-Applicability (LNA) from the New Jersey Department of Environmental Protection (DEP) evidencing that the assignment from tenant to CCA is not a covered transaction under the New Jersey Industrial Site Recovery Act;

     4. the receipt by Owner of the required consent of Phoenix Mutual Insurance Co., mortgagee of the premises, to the assignment of the Lease by Tenant to CCA and to this Agreement;

     5. the receipt by Owner from Tenant of its agreement to indemnify and hold Owner harmless of any and all claims, actions, proceedings, judgments, awards, charges and all costs and expenses, including, but not limited to, attorneys' fees and costs arising out of or in any way related to the tenancy of Tenant under the Lease, and evidence in form satisfactory to Owner of the Lease general liability insurance coverage continuing in effect for any claims made within two
(2) years from the effective date of the assignment of the Lease by Tenant to CCA; and

     6. the receipt of payment by Owner from Tenant in reimbursement of Owner's attorneys Owner's attorneys' invoice for services rendered in connection with the Lease assignment and assumption agreement between Tenant and CCA, Owner's consent thereto and this conditional release agreement.

     Tenant hereby agrees to promptly perform items 2, 3, 5 and 6 above.


WITNESS:                               ELBERON DEVELOPMENT CO.


                                       By: Anne E. Estabrook


ATTEST:                                ESMOR, INC.


Aaron Speisman                         By:  James F. Slattery-President
Secretary

                           INDEMNITY AND HOLD HARMLESS

     Esmor, Inc. agrees, for good and valuable consideration including but not limited to Anne E. Estabrook, T/A Elberon Development Co.'s ("Owner") consent of the assignment of Esmor's lease of 625 Evans Street, Elizabeth, New Jersey to Corrections Corporation of America ("CCA"), that Esmor will indemnify and hold Owner harmless from any and all claims, actions, or proceedings, judgments, awards, charges, costs and expenses, including but not limited to, reasonable attorney fees, (1) arising out of Esmor's occupation and use of the premises,
(2) any work or thing  done in or about the  premises  by or on behalf of Esmor,
(3) any breach or default by Esmor in performing any obligation under the lease, or (4) any act or negligence of Esmor or its agents, contractors, servants, employees, and licensees, through the effective date of the lease assignment. CAA will assume all rights and responsibilities under the lease after that date.


                              Esmor, Inc.:



                              By: James F. Slattery, President

                              Date:  5/6/96

                              Accepted
                              Anne E. Estabrook,
                              T/A Elberon Development Co.:
                              Date: June 12, 1996